Exhibit 10.9.3

SUPPLEMENTAL AGREEMENT NO. 3

to

Purchase Agreement No. 3075

between

THE BOEING COMPANY

and

AEROVIAS DEL CONTINENTE AMERICAN° S.A. AVIANCA

Relating to Boeing Model 787-859 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of the 26 day of September 2012, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in the City of Seattle, State of Washington, USA (Boeing), and Aerovias del Continente Americano S.A. AVIANCA, a company organized under the laws of the Republic of Colombia (Buyer);

WITNESSETH:

WHEREAS, Boeing and Buyer entered into Purchase Agreement No. 3075, dated 03 October 2006, as amended and supplemented (Purchase Agreement No. 3075) relating to the purchase and sale of ten (10) (Table 1-1) Boeing Model 787-859 aircraft; and

WHEREAS, Buyer and Boeing now wish to amend certain terms and conditions associated with Purchase Agreement No. 3075, and

WHEREAS, Boeing and Buyer have reached agreement regarding the [*] delivery schedule applicable to all twelve (12) (Tables 1-1 and 1-2) Aircraft under Purchase Agreement No. 3075, including the applicable business considerations, and

WHEREAS, Buyer has made its decision regarding the exercise of three (3) purchase right aircraft to now become additional firm contracted Aircraft (Table 1-3), and

WHEREAS, Boeing and Buyer have also agreed to amend Purchase Agreement No. 3075 to incorporate certain other changes as may be described herein:

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree to amend Purchase Agreement No. 3075 as follows:

1.	Table of Contents.

The Table of Contents to Purchase Agreement No, 3075 is hereby remove and replaced, in its entirety, by the new Table of Contents (attached hereto as Appendix A) to reflect the incorporation of this Supplemental Agreement No. 3 (SA-3) into Purchase Agreement No. 3075.

2.	Tables.

2.1 Table 1-1 to Purchase Agreement No. 3075. Aircraft Delivery, Description. Price and Advance Payments, is hereby removed and replaced in its entirety, with the new Table 1-1 (attached hereto as Appendix B) to reflect the revised scheduled months of Aircraft delivery.

PA3075
SA-3	AVI

2.2 Table 1-2 to Purchase Agreement No, 3075, Aircraft Delivery, Description, Price and Advance Payments, is hereby removed and replaced in its entirety with the new Table 1-2 (attached hereto as Appendix C) to reflect the revised scheduled months of Aircraft delivery.

2.3 A new Table 1-3, Aircraft Delivery, Description, Price and Advance Payments (attached hereto as Appendix D), is hereby added to Purchase Agreement No. 3075 in order to incorporate Buyer’s decision to exercise three (3) now firmly contracted Purchase Right Aircraft to the Purchase Agreement No. 3075.

3.	Exhibits.

The new Supplemental Exhibit BFE1, Buyer Furnished Equipment Variables (attached hereto as Appendix E) is hereby added to Purchase Agreement No. 3075 in order to provide the requisite on-dock delivery dates and other requirements applicable to BFE equipment.

4.	Letter Agreements.

4.1 Letter Agreement No. 6-1162-DME-0901R1, Advance Payment Mailers, is hereby deleted in its entirety and replaced with the new Letter Agreement No. 6-1 l 62-DME-901R2. with the same subject (attached hereto as Appendix F), including the new Attachment A and Attachment B to such new letter, in order to (i) clarify and confirm Boeing and Buyer’s agreement that the advance payments for the [*] will be calculated based upon [*], include the advance payment schedule applicable to the [*], and incorporate the terms and conditions [*].

4.2 Letter Agreement No. 6-1162-DME-0903R1. Right to Purchase Additional Aircraft, is hereby deleted in its entirety and replaced with the new revised Letter Agreement No. 6-1 162-DME-0903R2, with the same subject( attached hereto as Appendix G), such that the terms and conditions described therein will be [*], and that any such Purchase Right Aircraft delivery position [*].

4.3 Letter Agreement No. 6-1162-DME-0905 and its Attachments A, B, and C, [*], is hereby deleted in its entirety and replaced with the new Letter Agreement No. 6-1162-DME-0905R1 and a new Attachment A and B. with the same subject, (attached hereto as Appendix H) in order to [*] under the terms and conditions described therein.

4.4 Letter Agreement No. 6-1162-DME-0905-01, [*], is hereby deleted in its entirety and replaced to reflect Buyer’s decision to utilize the terms and conditions of Letter Agreement No. 6-1162-DME0905R1, [*].

4.5 Letter Agreement No. 6-1162-DME-0905-02, [*], is hereby deleted in its entirety and replaced to reflect Buyer’s decision to utilize the terms and conditions of Letter Agreement No. 6-1 162 DME-0905R1, [*].

4.6 Letter Agreement No. 6-1162-DME-1089-R1 [*], is hereby deleted in its entirety and replaced as was earlier mutually agreed upon in the Letter Agreement No. 6-1167-DME-1323 dated 24 May 2012.

4.7 The new Letter Agreement No. 6-1167-DME-1347, Additional Special Matters - [*] (attached hereto as Appendix I), is hereby added to Purchase Agreement No. 3075 in order to incorporate certain additional business considerations associated with the [*] scheduled to be delivered [*].

Purchase Agreement No. 3075, Exhibits and Letter Agreements shall be deemed amended to the extent herein provided and as so amended shall continue in full force and effect. In the event of any inconsistency between the above provisions and those provisions contained in Purchase Agreement No. 3075, the terms of this Supplemental Agreement will govern and control.

PA3075
SA-3	AV1

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY

By	Alan W. Smith

Its	Attorney-In-Fact

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

By	/s/

Its	Legal Rep

PA3075
SA-3	AV1

APPENDIX A

TABLE OF CONTENTS

SA NUMBER

ARTICLES

1.	Quantity, Model and Description

2.	Delivery Schedule

3.	Price

4.	Payment

5.	Miscellaneous

TABLE

1-1.	Aircraft Information Table	SA-2
1-2.	Aircraft Information Table	SA-2
1-3	Aircraft Information Table	SA-3

EXHIBIT

A.	Aircraft Configuration

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AEI.	Escalation Adjustment/Airframe and Optional Features

BFEI	Buyer Furnished Equipment Variables	SA-3

CS1.	Buyer Support Document

EE I.	Engine Escalation/Engine Warranty and Patent Indemnity	SA-2

SLP1.	Service Life Policy Components

PA3075
SA-3	AV1

SA NUMBER
LETTER AGREEMENTS

3075-01	787 Open Configuration Matters
3075-02	787 Spare Parts Commitment
3075-03	787 Spare Parts Initial Provisioning
3075-04	Aircraft Model Substitution
3075-05	Demonstration Flight Waiver
3075-06	Schedule Reliability
3075-07	Spare Parts – Flight Crew Training
6-1162-DME-0895	AD Cost Materials
6-1162-DME-0896	Performance Guarantees and Attachments	SA-2
6-1162-DME-0897	Alternate Engine Selection	SA-2
6-1162-DME-0898	GEnx Performance Retention and Attachment	SA-2
6-1162-DME-0899	Trent Performance Retention and Attachment
6-1162-DME-0900	Maintenance Cost Guarantees and Attachment
6-1162-DM E-0901R2	Advance Payment Matters and Attachments A & B	SA-3
6-1162-DME-0902	Promotional Support	SA-1
6-1162-DME-0903 R2	Purchase Rights	SA-3
6-1162-DME-0904	Special Matters
6-1162-DME-0905R1	[*]	SA-3
6-1162-DME-0905-01	[*]	SA-3
6-1162-DME-0905-02	[*]	SA-3
6-1162-DME-0906R1	Customer Services Matters and Attachment	SA-2
6-1162-DME-0907	AGTA Matters
6-1162-DME-1089 RI	[*]	SA-3
6-1167-DME-1347	Additional Special Matters –[*]	SA-3

RECORD OF SUPPLEMENTAL AGREEMENTS

SA-1	28 March 2007

SA-2	21 November 2007

SA-3	2012

PA3075
SA-3	AV1

APPENDIX B

Supplemental Agreement No. SA-2

Table 1-1 to Purchase Agreement No. 3075

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 787-8	[*]		Detail Specification:	[*]
Engine Model/Thrust: TRENT[*]	[*]		Airframe Price Base Year/Escalation Formula:	[*]
Airframe Price:	[*]		Engine Price Base Year/Escalation Formula:	[*]
Optional Features:	[*]

Sub-Total of Airframe and Features:	[*]		Airframe Escalation Data:	[*]
Engine Price (Per Aircraft):	[*]		Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):	[*]		Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Estimate:	[*]		Engine Escalation Data:	[*]
Seller Purchased Equipment (SPE) Estimate:	[*]		Base Year Index (ECI):	[*]
			Base Year Index (CPI):	[*]
Refundable Deposit/Aircraft at Proposal Accept:		$150,000

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[*]	[*]	[*]	[*]
[*]	I	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	I	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	I	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	I	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	I	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	I	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	I	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	I	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Total:	10	[*]	[*]	[*]	[*]	[*]	[*]	[*]

SA-3
AVI	Boeing Proprietary	Page 1

APPENDIX C

Supplemental Agreement No. SA-3

Table 1-2 to Purchase Agreement No. 03075

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	787-8	[*]	Detail Specification:	787131-4102-B (7/9/2007)
Engine Model/Thrust:	TR [*]	[*]	Airframe Price Base Year/Escalation Formula:	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]
Optional Features:		[*]		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:	[*]
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]	Engine Escalation Data:	[*]
Seller Purchased Equipment (SPE) Estimate:		[*]	Base Year Index (ECI):	[*]
			Base Year Index (CPI):	[*]
Refundable Deposit/Aircraft at Proposal Accept:		[*]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	I	[*]	[*]	[*]	[*]	[*]	[*]	[*]

AVI
SA-3
	Boeing Proprietary	Page 1

APPENDIX D

Supplemental Agreement No. SA-3

Table 1-3 to Purchase Agreement No. 03075

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	787-8	[*]	Detail Specification:	787131-4102-B (7/9/2007)
Engine Model/Thrust:	TRENT [*]	[*]	Airframe Price Base Year/Escalation Formula:	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]
Optional Features:		[*]		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:	[*]
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]	Engine Escalation Data:	[*]
Seller Purchased Equipment (SPE) Estimate:		[*]	Base Year Index (ECI):	[*]
			Base Year Index (CPI):	[*]
Refundable Deposit/Aircraft at Proposal Accept:		[*]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[*]	[*]	[*]	[*]
[*]	1*	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	I*	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1*	[*]	[*]	[*]	[*]	[*]	[*]	[*]

AVI
	Boeing Proprietary	SA-3

APPENDIX E

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE Boeing Company

and

Aerovias del Continente American° S. A. AV1ANCA

Supplemental Exhibit BFE1

to Purchase Agreement Number 3075

AVI	BFE1
SA-3	Page 1

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 787-8 AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1.	Supplier Selection.

Customer will select and notify Boeing of the suppliers and model/part of the following BFE items by the first day of the following months:

[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

2.	On-dock Dates and Other Information.

Customer and Boeing rights and obligations related to the BFE requirements established in this Supplemental Exhibit BFE1 are set forth in Exhibit A to the AGTA. The first Aircraft BFE seat requirements and on-dock dates for all BFE items are set forth below. On or before [*] Boeing will also make available to Customer the BFE requirements electronically, in My Boeing Fleet (MBF) through My Boeing Configuration (MBC) or by other means, setting forth the items, quantities, technical reviews, on-dock dates, shipping instructions and other reasonable requirements relating to the in-sequence installation of BFE. These requirements may be periodically revised by Boeing.

The below “Completion Date” represents the first day of the month by when the specific milestone must be completed to support the BFE seat program.

Customer’s First Aircraft: BFE Premium Class Seat Program Milestones (First Aircraft Delivery Only)

Milestone	Completion Date
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

AVI		BFE1
SA-3	BOEING PROPRIETARY	Page 2

Preliminary On-Dock and Customer Inspection Months

(Note: All requirements are set forth below. If a month is listed, then the due date is the first day of the month. If no date is listed, then there is no requirement.)

Aircraft Delivery Month	Product	On Dock Date at Supplier	On Dock Date at Boening	Customer inspection
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]

2.	Additional Delivery Requirements - Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BEF imported into the United States, and as such, it has the responsibility to ensure [*] comply with U.S. Customs Service regulations. In event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements

AVI		BFE1
SA-3	BOEING PROPRIETARY	Page 3

in the ‘‘International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

AVI		BFE1
SA-3	BOEING PROPRIETARY	Page 4

The Boeing Company

P.O. box 3707

Seattle, WA 98124-2207

APPENDIX F

6-1162-DME-0901R2

Aerovias del Continente Americana S.A. AVIANCA

Centro Administrativo

Avenida El Dorado - No. 92-30

Bogota

Colombia

Subject:	Advance Payment Matters

Reference:	Purchase Agreement No. 3075 (the Purchase Agreement) between The Boeing Company (Boeing) and Aerovias del Continente Americana S.A. AV1ANCA (Customer) relating to Model 787-859 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[*]

1.	Advance Payment Schedule - Block 1-1 Aircraft:

Notwithstanding the advance payment schedule set forth in Table 1-1 of the Purchase Agreement, Boeing agrees that Customer may make Advance Payments for the Block 1-1 Aircraft in accordance with the reduced schedule below described, as applied to the original Aircraft delivery schedule advance payment base prices (see Attachment A, hereto), subject to the terms and conditions further described herein:

Months Prior to Aircraft Delivery	Amount Due per Aircraft (Percent times Advance Payment Base Price)

Definitive Agreement	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

Total	[*]

[*]

P.A. No. 3075		SA-3
PROPRIETARY

Aerovias del Continente Americana S.A. AVIANCA

6-1162-DME-0901R2

2.	Advance Payment Schedule - Block 1-2 Aircraft:

Notwithstanding the advance payment schedule set forth in Table 1-2 of the Purchase Agreement, Boeing agrees that Customer may make Advance Payments for the Block 1-2 Aircraft in accordance with the reduced schedule below [*]:

Months Prior to Aircraft Delivery	Amount Due per Aircraft (Percent times Advance Payment Base Price)

Definitive Agreement	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

Total	[*]

[*]

3.	Advance Payment Schedule - Block 1-3 Aircraft:

Notwithstanding the advance payment schedule set forth in Table 1-3 of the Purchase Agreement, Boeing agrees that Customer may make Advance Payments for the Block 1-3 Aircraft in accordance with the reduced schedule below [*]:

Months Prior to Aircraft Delivery	Amount Due per Aircraft (Percent times Advance Payment Base Price)

Definitive Agreement	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

Total	[*]

[*]

4.	Deferral Charges on Deferred Advance Payments:

[*]

5.	[*]

[*]

6.	[*]

[*]

P.A. No. 3075		SA-3
PROPRIETARY

Aerovias del Continente Americana S.A. AVIANCA

6-1162-DME-0901R2

7.	Confidential Treatment:

Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and. except as may otherwise be provided herein, will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except to employees and legal counsel of Customer with a need to know the contents for purposes of helping Customer negotiate, perform and/or enforce this Letter Agreement and/or the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing [*]

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	/s/ Alan W. Smith

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	Sept. 26, 2102

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

By	/s/ Elise

Its	Legal Rep

P.A. No. 3075		SA-3
PROPRIETARY

APPENDIX A to Letter Agreement No. 6-1162-DME-0901R2

to Table 1-1 to Purchase Agreement No. 3075

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	787-8	[*]	Detail Specification:	7871B1-4102-B (7/9/2007)
Engine Model/Thrust:	TREN [*]	[*]	Airframe Price Base Year/Escalation Formula:	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]
Optional Features:		[*]		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:	[*]
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]	Engine Escalation Data:	[*]
Seller Purchased Equipment (SPE) Estimate:		[*]	Base Year Index (ECI):	[*]
			Base Year Index (CPI):	[*]
Refundable Deposit/Aircraft at Proposal Accept:		[*]

[*]	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	[*]	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[*]	[*]	[*]	[*]
[*]	I	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	I	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	I	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	I	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	I	[*]	[*]		[*]	[*]	[*]	[*]	[*]

AVI		Page 1
	Boeing Proprietary	SA-3

APPENDIX B to Letter Agreement No. 6-1162-DME-0901R2

to Table 1-2 to Purchase Agreement No. 3075

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	787-8	[*]	Detail Specification:	7871B1-4102-B (7/9/2007)
Engine Model/Thrust:	TREN [*]	[*]	Airframe Price Base Year/Escalation Formula:	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]
Optional Features:		[*]		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:	[*]
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]	Engine Escalation Data:	[*]
Seller Purchased Equipment (SPE) Estimate:		[*]	Base Year Index (ECI):	[*]
			Base Year Index (CPI):	[*]
Refundable Deposit/Aircraft at Proposal Accept:		[*]

[*]	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	[*]	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[*]	[*]	[*]	[*]
[*]	I	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]		[*]	[*]	[*]	[*]	[*]

AVI		Page 2
	Boeing Proprietary	SA-3

The Boeing Company

P.O. box 3707

Seattle, WA 98124-2207

APPENDIX G

6-1162-DME-0903R2

Aerovias del Continente Americana S.A. AVIANCA

Centro Administrativo

Avenida El Dorado - No. 92-30

Bogota

Colombia

Subject:	Right to Purchase Additional Aircraft

Reference:	Purchase Agreement No. 3075 (the Purchase Agreement) between The Boeing Company (Boeing) and Aerovias del Continente Americana S.A. AV1ANCA (Customer) relating to Model 787-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All capitalized terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	Basic Purchase Rights

Subject to the terms and conditions contained herein, in addition to the Aircraft described in Table 1-1 to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the right to purchase (Basic Purchase Right) ten (10) additional Boeing Model 787-8 aircraft on the terms and conditions described in this Letter Agreement (Basic Purchase Right Aircraft). [*]

1.1 Delivery

The Basic Purchase Right Aircraft are offered subject to available position for deliver) during the period 01 January 2016 through 31 December 2019, with delivery of three (3) such Basic Purchase Right Aircraft to occur in each of the calendar years 2016 through 2018, and delivery of one (1) such Basic Purchase Right Aircraft to occur in calendar year 2019.[*]

[*]

1.2. Notice of Exercise and Payment of Deposit

Customer may exercise a Basic Purchase Right by giving written notice to Boeing (Notice of Exercise) of its desire to exercise such Basic Purchase Right not later than the first business day of the month that is [*] months prior to a requested delivery position. [*]

[*]

Customer will pay to Boeing by electronic transfer to the account specified below a deposit (Deposit) in the amount shown on Table 1-1 to the Purchase Agreement for each Basic Purchase Right Aircraft purchased pursuant to the Notice of Exercise. The deposit will be due and payable on the date of Customer’s acceptance of Boeing’s offered delivery position of a Basic Purchase Right Aircraft. The Deposit will be applied against the first advance payment due for each such Basic Purchase Right Aircraft.

[*]

P.A. No. 3075	BOEING PROPRIETARY	SA-3

Aerovias del Continente Americana S.A. AVIANCA
6-1162-DME-0903R2	Page 4

1.3. Configuration

1.3.1 Subject to the provisions of Article 1.3.2, below, the configuration for the Basic Purchase Right Aircraft will be the detail specification for model 787-8 aircraft at the revision level in effect at the time of the Notice of Exercise. Such detail specification will be revised to include (i) changes applicable to such detail specification that are developed by Boeing between the date of the Notice of Exercise and the signing of the definitive amendment to the Purchase Agreement providing For the purchase of the Basic Purchase Rights Aircraft, ( ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed by Boeing and Customer.

1.3.2 Boeing reserves the right to configure the Basic Purchase Right Aircraft starting from a different configuration specification, provided that it can achieve the same configuration which would result pursuant to the provisions of Article 1.3.1 [*].

1.4. Price

The Aircraft Price of each Basic Purchase Right Aircraft shall be determined in accordance with the provisions of the Purchase Agreement using Boeing’s then-current prices at the time of signing of the definitive agreement (Then-current Prices) . except that:

(i) [*]

(ii) [*]

Advance payments are required for each Basic Purchase Right Aircraft. The remainder of the Aircraft Price will be due at delivery of each Basic Purchase Right Aircraft. The methodology used to estimate the Advance Payment Base Prices will be that specified in the Purchase Agreement at the date of signing of this Letter Agreement, and the escalation indices used to estimate the Advance Payment Base Prices [*] the purchase of the [*] as such provisions are modified by any other letter agreement amending or supplementing the Purchase Agreement.

1.5. [*]

[*]

1.6. Definitive Purchase Agreement.

Following Customer’s decision to exercise a [*] or to exercise an [*] in accordance with the terms and conditions stated herein, the parties will, within [*] calendar days of such exercise (or, if applicable, within [*] days of Customer’s acceptance of an alternate delivery month), sign a definitive amendment to the Purchase Agreement providing for the purchase of such [*]. Such amendment will include the provisions then contained in the Purchase Agreement as modified to reflect the provisions of this Letter Agreement and any additional mutually agreed terms and conditions.

1.7. General Expiration of Rights.

Each Basic Purchase Right shall expire at the time of execution of the amendment to the Purchase Agreement providing for the purchase of the applicable [*] or, if no such amendment to the Purchase Agreement is executed 30 June of each of the calendar years 2015 through 2018 for any then unexercised [*] with respect to the first calendar year commencing after such date.

P.A. No. 3075	BOEING PROPRIETARY	SA-3

Aerovias del Continente Americana S.A. AVIANCA
6-1162-DME-0903R2	Page 5

2.	Special Purchase Rights

Subject to the terms and conditions contained herein, in addition to the Aircraft described in Table 1-3 to the Purchase Agreement as of the date of execution of Supplemental Agreement No. 3. Customer will have the right to purchase [*] Boeing Model 787-8 aircraft on the terms and conditions described in this Letter Agreement ([*]). Customer’s right of substitution with respect to any Boeing Model 787-8 aircraft pursuant to the Purchase Agreement (or any other letter agreement amending and supplementing the Purchase Agreement) shall be applicable to each such [*].

2.1 Delivery.

The [*] are offered subject to available position for delivery prior to 31 December 2019.

Boeing will provide Customer with [*] positions by [*]. At not less than [*].

2.2. Notice of Exercise and Payment of Deposit

Customer may exercise a Special Purchase Right under the same terms and conditions as described in Article 1.2 above for Basic Purchase Rights.

2.3 Configuration

With Customer’s exercise of a [*], the configuration will be determined under the [*].

2.4. Price

The Aircraft Price of each [*] shall be determined in accordance with the provisions of the Purchase Agreement using Boeing’s [*].

Advance payments are required for each [*]. The remainder of the Aircraft Price will be due at delivery of each [*]. The methodology to determine Advance Payment Base Prices and escalation will be based upon Boeing’s [*].

2.5 Definitive Purchase Agreement.

Following Customer’s decision to exercise a [*] in accordance with the terms and conditions stated herein, the parties will, within [*] calendar days of such exercise (or, if applicable, within [*] days of customer’s acceptance of an alternate delivery month), sign a definitive amendment to the Purchase Agreement providing for the purchase of such [*]. Such amendment will include the provisions then contained in the Purchase Agreement as modified to reflect the provisions of this Letter Agreement and any additional mutually agreed terms and conditions.

2.6. General Expiration of Rights.

Each [*] shall expire at the time of execution of the amendment to the Purchase Agreement providing for the purchase of the applicable [*] or, if no such amendment to the Purchase Agreement is executed. on 30 June of 2018 for any then unexercised [*].

3.	Assignment.

The Purchase Rights described in this Letter Agreement are provided in consideration of Customer’s becoming the operator of each Purchase Right Aircraft, and cannot be assigned, in whole or in part. without the prior written consent of Boeing.

P.A. No. 3075	BOEING PROPRIETARY	SA-3

Aerovias del Continente Americana S.A. AVIANCA
6-1162-DME-0903R2	Page 6

4.	Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and, except as may otherwise be provided herein. will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except to employees and legal counsel of Customer with a need to know the contents for purposes of helping Customer negotiate, perform and/or enforce this Letter Agreement and/or the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. [*]

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	/s/ Alan W. Smith

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	Sept. 26, 2102

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

By	/s/ Elise

Its

P.A. No. 3075	BOEING PROPRIETARY	SA-3

BOEING PROPRIETARY

Aerovias del Continente Americano S.A. AVIANCA

Attachment A to 6-1162-DME-0903R2	Page

Record of Purchase Right Aircraft Exercised

Document Description	Effective Date	Basic Purchase Rights Remaining		Special Purchase Rights Remaining		Total Remaining Purchase Rights

PA-3075	03 October 2006	7		0		7

SA-1	28 March 2007	10		0		10

SA-2	21 November 2007	8		2		10

SA-3	2012		*		*		*

*	after the effect of exercise of the three (3) remaining Purchase Rights as a part of SA-3.

P.A. No. 3075	BOEING PROPRIETARY	SA-3

The Boeing Company

P.O. box 3707

Seattle, WA 98124-2207

APPENDIX H

6-1162-DME-0905R1

Aerovias del Continente Americana S.A. AVIANCA

Centro Administrativo

Avenida El Dorado - No. 92-30

Bogota

Colombia

Subject:	Escalation [*]

Reference:	Purchase Agreement No. 3075 (the Purchase Agreement) between The Boeing Company (Boeing) and Aerovias del Continente Americana S.A. AV1ANCA (Customer) relating to Model 787-8 (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Customer and Boeing have reached agreement regarding certain modifications to the Purchase Agreement as set forth below:

1.	Airframe Escalation [*].

Boeing agrees that at the time of delivery of such Aircraft prior to [*], the Airframe Price Adjustment that is determined by Supplemental Exhibit AE1 to the Purchase Agreement applicable to the Airframe and Optional Features will [*] set forth in the Attachment A for an Aircraft delivering in the corresponding month and year. For example, in the event the [*] determined by Supplemental Exhibit AE1 for a particular delivery month and year is [*].

2.	[*]

For deliveries occurring after [*] will be determined by using the Supplemental Exhibit AE1.

3.	Credit Memorandum Escalation.

Any credit memorandum provided for under the Purchase Agreement that is subject to escalation shall be escalated to the scheduled month of delivery of the Aircraft in accordance with the same escalation provisions applicable to the Aircraft.

4.	Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and. except as may otherwise be provided herein, will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except to employees and legal counsel of Customer with a need to know the contents for purposes of helping Customer negotiate, perform and/or enforce this Letter Agreement and/or the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. [*]

P.A. No. 3075

SA-3

Aerovias del Continente Americana S.A. AVIANCA

6-1162-DME-0903R2

Very truly yours,

THE BOEING COMPANY

By	/s/ Alan W. Smith

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	Sept. 26, 2102

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

By	/s/ Elise

Its	Legal Rep

P.A. No. 3075	Page 2
SA-3

Aerovias del Continente Americana S.A. AVIANCA

6-1162-DME-0905R1

ATTACHMENT A

[*]
[*]

[*]
=
Base Date =	[*]

Date	Factor	Date	Factor
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]

(Note: Validated on August 2, 2012)

Aerovias del Continente Americana S.A. AVIANCA

P.A. No. 3075

SA-3

AVI

Attachment B to 6-1162-DME-0905R1

[*] – Sample Calculation

Customer – AVI	A/P Contract Delivery	[*]
[*] Base Price		[*]
Post Contract Changes		[*]
Adjusted Airframe Price		[*]

[*]

Per Letter Agreement 6-1161-DME-0905R1 the [*] adjustment determined by using the escalation cap factor set forth in the Attachment A.

[*]

Pa	=	[*]	-	P

Pa	=	[*]	-	[*]

Pa	=	[*]	-	[*]

Pa	=	[*]

Supplemental Exhibit AE1

Pa	=	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
ECI	=	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
ECI-R	=	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
CPI	=	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Pa	=	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Pa	=	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Pa	=	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Pa		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Pa		[*]								Escalation Factor (rounded [*] places)	[*]

Aerovias del Continente Americano S.A. AVIANCA

Attachment B to 6-1162-DME-0905R1

P.A. No. 3075	Page 2
SA-3

Attachment B to 6-1162-DME-0905R1

Summary
[*]	=	[*]
[*]	=	[*]
[*]	=	[*]
[*]		[*]

*	Average of [*] – the last available SIC indices reported by the BLS.
**	Boxed indices are fictitious values for the purposes of this example and are for illustrative purposes only. The monthly indices will be replaced with the BLS actual monthly ECI and CPI values for the [*] month prior to month of aircraft delivery, which in this example is [*] ECI and CPI are defined in supplemental Exhibit AE1 to the Purchase Agreement.

This example also applies to any applicable escalating credit memorandum.

P.A. No. 3075	Page 3
SA-3

APPENDIX I

6-1167-DME-1347

Aerovias del Continente Americana S.A. AVIANCA

Centro Administrativo

Avenida El Dorado - No. 92-30

Bogota

Colombia

Subject:	Additional Special Matters [*]

Reference:	Purchase Agreement No. 3075 (the Purchase Agreement) between The Boeing Company (Boeing) and Aerovias del Continente Americana S.A. AV1ANCA (Customer) relating to Model 787-859 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	[*]

[*]

[*]

2.	Business Considerations

2.1 Credit Memoranda.

2.1.1 [*] Credit Memorandum.

With respect to each of the [*] Aircraft, Boeing will provide to Customer (a) an [*] credit memorandum ([*] Credit Memorandum) and (b) a [*] credit memorandum [*] Credit Memorandum), as applicable, in the following manner.

2.1.1.1 Boeing will provide to Customer an [*] Credit Memorandum at the time the [*] each in the amount of [*].

To illustrate, this will occur as follows:

[*]

2.1.1.2 Boeing will provide to Customer a [*] Credit Memorandum at the time of each Aircraft delivery each in the amount of [*].

To illustrate, this will occur as follows:

[*]

Boeing Proprietary

Attachment B to 6-1162-DME-0905R1

2.2 [*] Adustment.

2.2.1 [*]

2.2.2 [*]

(a)

(b)

(c)

2.2.3 [*]

2.2.3.1 [*]

2.2.3.2. [*]

2.2.3.3. [*]

2.2.3.4. [*]

(i) [*]

(ii) [*]

(iii) [*]

(iv) [*]

2.3	[*]

Boeing shall provide Customer with a [*] Credit Memorandum at the time of delivery of each [*] Aircraft each in [*].

Boeing shall provide Customer with credit memoranda on or about      11 March of each

2.4 [*]

Boeing shall provide Customer with credit memoranda on or about [*].

3.	Escalation and Application of Credit Memoranda

The various credit memoranda described herein will be subject to escalation per the specific terms stated above for each credit memoranda, and will escalate per the terms and conditions of Supplemental Exhibit AE1, Escalation Adjustment/Airframe and Optional Features, subject to the [*] terms and conditions described in letter agreement no. 6-1162-DME-0905R1 [*].

The credit memoranda to be provided under this Letter Agreement may be used by Customer for the purchase of Boeing goods and services or may be applied toward the purchase price of the Aircraft, but may not be used for the payment of advance payments for any Aircraft, [*]. All such credit memoranda amounts are stated in July [*] United States Dollars and are subject to the same escalation as applicable to the net Aircraft Basic Price.

P.A. No. 3075	Page 2
SA-3

Attachment B to 6-1162-DME-0905R1

4.	Assignment of Credit Memoranda

The Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer in consideration of Customer becoming the operator of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of The Boeing Company, which will not be unreasonably withheld.

5.	Confidential Treatment

Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and, except as may otherwise be provided herein, will not, without the prior written consent of Boeing. disclose this Letter Agreement or any information contained herein to any other person or entity except to employees and legal counsel of Customer with a need to know the contents for purposes of helping Customer negotiate, perform and/or enforce this Letter Agreement and/or the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By	/s/ Alan W. Smith

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	Sept. 26, 2102

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

By	/s/ Elise

Its	Legal Rep

P.A. No. 3075	Page 3
SA-3